Exhibit 10.57

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Amendment No. 1 to Network Services Agreement

That certain NETWORK SERVICES AGREEMENT (the “Agreement”), dated September 28, 2001, by and between SAVVIS Communications Corporation, a Delaware corporation (“SAVVIS”), and Reuters Limited, a company incorporated in England under registered number 3918478 (“Reuters”), is hereby amended effective March 1, 2002 (the “Effective Date”) by this Amendment No. 1 (the “Amendment”), as follows:

1.	This Amendment and attached exhibits applies only to xDSL and LANx services, as defined in Exhibit 2 hereto, provided by SAVVIS to Reuters in Canada (“Canadian Services”).

2.	The following provisions shall apply to the pricing for Canadian Services:

a.	The new circuit pricing for Canadian Services (“Canadian Pricing”) is set forth in Exhibit 1 hereto, which supplements and revises Schedule 3 of the Agreement with respect to Canadian Services only.

b.	The new Canadian Pricing is predicated upon Reuters maintaining a circuit level count in Canada in excess of [**] circuits (the “Circuit Minimum”) for a period of no less than [**] commencing upon the Effective Date (the “Initial Period”). If the circuit count in Canada falls below the Circuit Minimum during the Initial Period, SAVVIS reserves the right to invoice Reuters for the equivalent of [**] circuits regardless of the actual number of client circuits installed. [**] Upon completion of the Initial Period, SAVVIS will invoice Reuters [**] set forth in Exhibit 1. [**]

c.	In the event that Reuters experiences a “business downturn” in Canada, as defined in Section 3.6.3(D) of the Agreement, the Circuit Minimum shall no longer apply.

d.	The new Canadian Prices shall take effect as of the Effective Date, provided, however, that the new Canadian Pricing will not apply to any circuits that require migration unless and until such migration is completed.

e.	Service Level Agreements (“SLAs”) for the Canadian Services will be adjusted as set forth in Exhibit 2 hereto, which supplements Schedule 5 of

[**]	CONFIDENTIAL TREATMENT REQUESTED

the Agreement with respect to the xDSL and LANx services in Canada only. Other Canadian services will continue to be subject to the SLAs for the North America Region, as set forth in Schedule 5 of the Agreement.

f.	Upon notification from Reuters that it is no longer utilizing the POPs in Calgary and Vancouver, SAVVIS shall reduce the Multicast Fee for the Canadian Multicast Service by [**] per month.

g.	The new Canadian Pricing and terms and conditions with respect to Canada Services set forth herein, including the reductions in the Canadian Multicast Fee, shall not effect the Minimum Monthly Commitments as set forth in the Agreement.

h.	The new Canadian Pricing constitutes a price review as defined in Section 3.5 of the Agreement.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[**]	CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Network Services Agreement to be executed as of the Effective Date.

SAVVIS COMMUNICATIONS CORPORATION

By:	/s/ MATTHEW FANNING
Name:	Matthew Fanning
Title:	Executive Vice President, Strategic Development and Business Planning

REUTERS LIMITED

By:	/s/ PHILIP J. SAYER
Name:	Philip J. Sayer
Title:	Head of Vendor Relations and Communications

[**]	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1

Amendment to Schedule 3 of Network Services Agreement for Canada only

New Canadian Pricing

Region	Client Type	Frame 128kbps	Frame 256kbps	Frame 512kbps	Frame 1.54mpbs	Private Line 128kbps	Private Line 256kbps	Private Line T1
Canada	Zone 1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Zone 2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Zone 3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Zone 4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Zone 5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Metro Area					[**]	[**]	[**]

Region	Client Type	ADSL 3meg/640kbps	SDSL 2meg/2meg	LANx 2meg VBR	LANx 10meg VBR
Canada	Where Available	[**]	[**]	[**]	[**]

Note 1: Bundled Monthly Recurring, include:

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

Note 2: Minimum [**] term per customer site ordered

Note 3: All Frame Relay and Private Line connections are Service Class 1

Note 4: All xDSL and LANx connections are Service Class 4

Note 4: Additional logical connections (over the same loop) to same site [**]

Note 5: Zones are based upon Bell Nexxia’s Service Zones for Frame Relay

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Other Pricing:

One Time Charges:

Installs
Speed	Canada
ADSL	[**]
DS1 (full T1)	[**]
DS1 (channelized service)	[**]
DS3	[**]
Frame Service	[**]

Modifications
Speed	Canada
<=T1/E1	[**]
>T1/E1	[**]

Speed	Site Survey
All Speeds	[**]

ISDN Back Up Services:

Speed	ISDN Monthly
128 Kbps	[**]

* All Pricing is in US dollars

[**]	CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2

Amendment to Schedule 5 of Network Services Agreement for Canada only

Section 2 – Definitions:

New Term:	xDSL

Definition:	Asymmetric or Symmetric Digital Subscriber Line. This is an access method specific to Canada for Service transport to Customer.

New Term:	LANx

Definition:	Local Area Network (LAN) Extension. This is an access method specific to Canada for Service transport to Customer.

Addition to Existing Term:	Availability

Addition to Existing Definition:	[**]
[**]

Section 3 – MTTR:

3.1(C) Less than [**] hours for xDSL.

Section 4 – Deliver and Installation of Customer Orders

Interval target set forth in 4.1(B) shall apply.

[**]	CONFIDENTIAL TREATMENT REQUESTED

Section 5 – Service Level:

5.4 Canada xDSL and LANx Service Level Agreement:

Canada (xDSL & LANx)
Class of Service	Average Availability (Core/To Edge)
Class 1	[**]
Class 2	[**]
Class 3	[**]
Class 4	[**]

[**]	CONFIDENTIAL TREATMENT REQUESTED